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                                                                EXHIBIT 10.1

[Execution Copy]

                          SECOND AMENDED AND RESTATED
                             REGISTRATION AGREEMENT



     THIS SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement"), dated as of May 1, 1996, is by and among Marks Bros. Jewelers, Inc., a Delaware corporation (the "Corporation"); the persons and entities identified on Schedule 1 hereto attached (the "Old Investors"); the persons and entities identified on Schedule 2 hereto attached (the "New Investors"); the persons and entities identified on Schedule 3 hereto attached (the "Warrant Holders"); the persons and entities identified on Schedule 4 hereto attached (the "Managers"); and the persons and entities identified on Schedule 5 attached hereto (the "Zero Coupon Note Holders").

                                  WITNESSETH:

     WHEREAS, the Corporation, the Old Investors, the New Investors, the Warrant Holders, the Managers and the Zero Coupon Note Holders are parties to that certain Amended and Restated Registration Agreement dated as of November 16, 1990, as amended October 31, 1992 (as heretofore amended, the "Registration Agreement"), pursuant to which the Corporation granted certain securities registration rights to the Old Investors, the New Investors, the Warrant Holders, the Managers and the Zero Coupon Note Holders;

     WHEREAS, in connection with the initial public offering of common stock of the Corporation, the parties to the Registration Agreement desire to amend and restate the Registration Agreement in its entirety.

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions.  As used in this Agreement:

     (a) "Class C Registrable Shares" means, at any time, (i) shares of Common Stock then outstanding which were issued upon conversion of Class C Shares,
(ii) shares of Common Stock then issuable upon conversion of Class C Shares,
(iii) shares of Common Stock then outstanding which were issued as, or upon conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Class C
Registrable Shares or the Class C Shares and (iv) shares of Common Stock then issuable upon conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Class C
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Registrable Shares or the Class C Shares; provided, however, that Class
C Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold pursuant to
Rule 144 promulgated by the Commission under the Securities Act.   For purposes
of this Agreement, a Person will be deemed to be a holder of Class C Registrable Shares whenever such Person has the right to acquire such Class C Registrable Shares (by conversion or otherwise, but disregarding any legal restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

     (b) "Class C Shares" means shares of the Class C Common Stock of the Corporation.

     (c) "Commission" means the Securities and Exchange Commission.

     (d) "Common Registrable Shares" means, at any time, shares of Common Stock, other than Class C Registrable Shares and Class D Registrable Shares, then outstanding and owned or held by Investors who are not Managers; provided, however, that Common Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold pursuant to Rule 144 promulgated by the Commission under the Securities Act.

     (e) "Demand Registration" has the meaning ascribed to it in Section 2(a) of this Agreement.

     (f) "ESOP Demand Registration" means a registration of securities of the Corporation requested by the ESOP Trust under the ESOP Registration Agreement.

     (g) "ESOP Registration Agreement" means the Registration Agreement to be entered into between the Corporation and Marks Bros. Jewelers, Inc. Employee Stock Ownership Trust (the "ESOP Trust"), forming a part of the Marks Bros. Jewelers, Inc. Employee Stock Ownership Plan (the "ESOP") in substantially the form attached hereto as Exhibit A.

     (h) "Common Stock" means the Common Stock of the Corporation.

     (i) "Investor Registrable Shares" means Common Registrable Shares, Class C Registrable Shares, Warrant Registrable Shares and Class D Registrable Shares; provided, however, that Class D Registrable Shares shall be deemed not to be Investor Registrable Shares for any of the following:

                       (i) for purposes of determining holders of Investor Registrable Shares entitled to initiate a

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                  registration under paragraph 2 hereof (but Class D
                  Registrable Shares shall be Investor Registrable Shares for purposes of determining which holders of Investor Registrable Shares shall have rights to participate in such a registration to the extent set forth in paragraph 2);

                       (ii) for purposes of determining holders of "a majority of the Registrable Shares being sold" under subparagraph 5(g);

                       (iii) for purposes of determining "holders of a majority of the Registrable Shares being registered" under subparagraph 5(k);

                       (iv) for purposes of determining "holders of a majority of the Registrable Shares being registered" under subparagraph 5(n);

                       (v) for purposes of determining "one counsel chosen by the holders of a majority of the Investor Registrable Shares requested to be registered" under subparagraph 6(b);

                       (vi) for purposes of determining holders of "a majority of the Investor Registrable Shares requested to be registered" under paragraph 9;

                       (vii) for purposes of determining "holders of at least 66-2/3% of the Investor Registrable Shares" under paragraph 12; or

                       (viii) for purposes of determining "holders of at least 66-2/3% of the Investor Registrable Shares" in each of the three sentences of paragraph 14.

     (j) "Investors" means the Old Investors, the New Investors and the Zero Coupon Note Holders.

     (k) "Management Demand Registration" has the meaning ascribed to it in
Section 2(f) of this Agreement.

     (l) "Management Registrable Shares" means, at any time, shares of Common Stock, other than Class C Registrable Shares and Class D Registrable Shares, then outstanding and owned or held by the Managers; provided, however, that Management Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold pursuant to Rule 144 promulgated by the Commission under the Securities Act.

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     (m) "Merger" means the merger of MHC with and into the Corporation pursuant to the Merger Agreement.

     (n) "Merger Agreement" means that certain Merger Agreement dated as of the November 6, 1989 by and between the Corporation and MHC.

     (o) "MHC" means Marks Holding Corporation, a Delaware corporation.

     (p) "Overallotment Option" has the meaning ascribed to it in Section 3(e) of this Agreement.

     (q) "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity or any department, agency or political subdivision thereof.

     (r) "Piggyback Registration" has the meaning ascribed to it in Section 3(a) of this Agreement.

     (s) "Registrable Shares" means Investor Registrable Shares and Management Registrable Shares.

     (t) "Registration Expenses" has the meaning ascribed to it in Section 6 of this Agreement.

     (u) "Securities Act" means the Securities Act of 1933, as amended.

     (v) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (w) "Warrant Registrable Shares" means, at any time, (i) shares of Common Stock then outstanding which were issued upon exercise of the Warrants, (ii) shares of Common Stock then issuable upon exercise of the Warrants, (iii) shares of Common Stock then outstanding which were issued as, or upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Warrant Registrable Shares or the Warrants and (iv) shares of Common Stock then issuable as a dividend or other distribution with respect to or in replacement of other Warrant Registrable Shares or the Warrants; provided, however, that Warrant Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Warrant Registrable Shares whenever such Person has the right to acquire such Warrant Registrable Shares (by conversion or otherwise, but disregarding

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any legal restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

     (x) "Warrants" means, at any time, (i) warrants to purchase shares of Common Stock issued to the Warrant Holders in connection with, or in exchange for warrants to purchase shares of common stock of MHC exchanged in, the Merger (the "Initial Warrants") and (ii) warrants to purchase shares of Common Stock issued pursuant to the terms and provisions of paragraphs 11 or 12 of the Initial Warrants or any other Warrants issued at any time.

     (y) "Restated Credit Agreement" means that certain Restated and Amended Revolving Credit and Term Loan Agreement dated as of October 31, 1992 by and among the Corporation, Citibank, N.A., as agent, and the banks signatory thereto, as amended, modified or supplemented from time to time in accordance with the terms thereof.

     (z) "Zero Coupon Note Holders" means, at any time of determination thereof, the holders of any Zero Coupon Notes then outstanding.

     (aa) "Zero Coupon Notes" has the meaning ascribed to it in the Restated Credit Agreement as in effect as of the date hereof.

     (bb) "Class D Shares" means shares of the Class D Common Stock of the Corporation.

     (cc) "Class D Registrable Shares" means, at any time, (i) shares of Common Stock then outstanding which were issued upon conversion of Class D Shares, (ii) shares of Common Stock then issuable upon conversion of Class D Shares, (iii) shares of Common Stock then outstanding which were issued as, or upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Class D Registrable Shares or the Class D Shares, and (iv) shares of Common Stock then issuable upon conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Class D Registrable Shares or the Class D Shares; provided, however, that Class D Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of a Class D Registrable Share whenever such Person has the right to acquire such Class D Registrable Share (by conversion or otherwise, but disregarding any legal (but not contractual) restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

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     (dd) "Note and Warrant Purchase Agreement" means that certain Note and
Warrant Purchase Agreement dated as of November 6, 1989 among the Corporation, Marks Holdings Corporation and Harris Trust and Savings Bank, not individually, but solely as Master Trustee for the Teachers' Retirement System of the State of Illinois, as amended by that certain Amendment No. 1 thereto dated as of October 31, 1992, as amended, modified or supplemented from time to time in accordance with the terms thereof.

     2. Demand Registrations.

     (a) Requests for Registration. The holders of at least 66-2/3% of the then outstanding Investor Registrable Shares at any time may request registration under the Securities Act of all or part of their Investor Registrable Shares on Form S-1 or any similar long-form registration (a "Long-Form Registration") or, if available, on Form S-2 or S-3 or any similar short-form registration; provided, however, that notwithstanding anything to the contrary contained herein, so long as the Primary Note (as defined in the Note and Warrant Purchase Agreement) remains outstanding, without the prior written consent of the holder or holders of at least 66-2/3% of the aggregate principal amount of the Primary Note then outstanding, the Corporation will not register any equity securities of the Corporation in connection with an underwritten public offering (other than registrations of securities to be sold by the Corporation), unless, and to the extent that, the managing underwriter of such offering, which underwriter shall be reasonably acceptable to the Purchaser (as defined in the Note and Warrant Purchase Agreement), delivers to the Purchaser its written opinion that the Corporation cannot sell for its own account more than the number of equity securities that the Corporation intends to sell in such offering without adversely affecting the offering or the offering or market price of such securities and that the sale of equity securities in such offering by Persons other than the Corporation would not have an adverse effect on the offering or the offering or market price of such securities. Within ten business days after receipt of any requests pursuant to this paragraph 2(a), the Corporation will give written notice of such request to all other holders of Investor Registrable Shares and will include in such registration all Investor Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice. All registrations requested pursuant to this paragraph 2(a) are referred to herein as "Demand Registrations."

     (b) Demand Registrations. A maximum of two Demand Registrations may be requested by the holders of Investor Registrable Shares pursuant to paragraph 2(a); provided, however, that the aggregate offering value of the Investor Registrable Shares requested to be registered in any such Demand Registration

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must be reasonably expected to equal at least $750,000.  A registration will not count as one of the permitted Demand Registrations until it has become effective and will not count as one of the permitted Demand Registrations unless the holders of the Investor Registrable Shares initially requesting such registration are able to register and sell at least 90% of the Investor Registrable Shares requested to be included in such Demand Registration; provided that, in any event, the Corporation will pay all Registration Expenses in connection with any registration initiated as a Demand Registration requested hereunder.

     (c) Pre-emption. The Corporation will have the right to pre-empt any Demand Registration with a primary registration by delivering written notice of such intention to the holders of Investor Registrable Shares who have requested such Demand Registration within fourteen days after the Corporation has received a request for such registration. In the ensuing primary registration, the holders of Investor Registrable Shares will have such piggyback registration rights as are set forth in paragraph 3 hereof. Upon the Corporation's pre-emption of a requested Demand Registration, such requested registration will not count as one of the permitted Demand Registrations.

     (d) Priority on Demand Registrations. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, (i) first, the number of Investor Registrable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Investor Registrable Shares owned or deemed owned by such holders, with further successive pro rata allocations among the holders of Investor Registrable Shares if any such holder of Investor Registrable Shares has requested the registration of less than all such Investor Registrable Shares it is entitled to register; and (ii) second, if all of the Investor Registrable Shares requested to be registered pursuant to such registration are included in such registration, the number of Management Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Management Registrable Shares owned or deemed to be owned, with further successive pro rata allocations among the holders of Management Registrable Shares if any holder of Management Registrable Shares requests the registration of less Management Registrable Shares than such holder is entitled to have registered.

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     (e) Restrictions on Registrations.  The Corporation will not be obligated to effect any Long-Form Registration within six months after the effective date of a previous Long-Form Registration. The Corporation may postpone for up to, but not longer than, three months the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration might have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transactions.

     (f) Requests for Registration by Managers. The holders of at least 66-2/3% of the then outstanding Management Registrable Shares at any time may request registration under the Securities Act of all or part of their Management Registrable Shares on any Long Form Registration or, if available, on Form S-2 or S-3 or any similar short-form registration. Within ten business days after receipt of any requests pursuant to this paragraph 2(f), the Corporation will give written notice of such request to all other holders of Management Registrable Shares and to holders of Investors Registrable Shares and will include in such registration all Management Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice. All registrations requested pursuant to this paragraph 2(f) are referred to herein as "Management Demand Registrations."

     (g) Demand Registrations. A maximum of two Management Demand Registrations may be requested by the holders of Management Registrable Shares pursuant to paragraph 2(f); provided, however, that the aggregate offering value of the Management Registrable Shares requested to be registered in any such Management Demand Registration must be reasonably expected to equal at least $750,000. A registration will not count as one of the permitted Management Demand Registrations until it has become effective and will not count as one of the permitted Management Demand Registrations unless the holders of the Management Registrable Shares initially requesting such registration are able to register and sell at least 90% of the Management Registrable Shares requested to be included in such Registration; provided that, in any event, the Corporation will pay all Registration Expenses in connection with any registration initiated as a Management Demand Registration requested hereunder.

     (h) Pre-emption by the Corporation. The Corporation will have the right to pre-empt any Management Demand Registration with a primary registration by delivering written notice of such intention to the holders of Management Registrable

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Shares who have requested such Management Demand Registration within fourteen days after the Corporation has received a request for such registration. In the ensuing primary registration, the holders of Management Registrable Shares will have such piggyback registration rights as are set forth in paragraph 3 hereof. Upon the Corporation's pre-emption of a requested Management Demand Registration, such requested registration will not count as one of the permitted Management Registrations.

     (i) Pre-emption by the Holders of Investor Registrable Shares. Subject to paragraph 2(c), the holders of at least 66-2/3% of the then outstanding Investors Registrable Shares will have the right to pre-empt any Management Demand Registration with a Demand Registration by delivering written notice of such intention to Hugh M. Patinkin (or to such other Manager as is designated by holders of 66-2/3% of the Management Registrable Shares from time to time) within fourteen days after the Corporation has sent notice to the holders of Investor Registrable Shares of such request for such Management Demand Registration. In the ensuing Demand Registration, the holders of Management Registrable Shares will have such piggyback registration rights as are set forth in paragraphs 2(d) and 3 hereof, as the case may be. Upon pre-emption of a requested Management Demand Registration by the holders of Investor Registrable Shares as provided in paragraph 2(i), such requested registration will not count as one of the permitted Management Demand Registrations and, subject to paragraphs 2(b) and (c), will count as one of the permitted Demand Registrations.

     (j) Priority on Demand Registrations. If a Management Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, (i) first, the number of Management Registrable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Management Registrable Shares owned or deemed owned by such holders, with further successive pro rata allocations among the holders of Management Registrable Shares if any such holder of Management Registrable Shares has requested the registration of less than all such Management Registrable Shares it is entitled to register; and (ii) second, if all of the Management Registrable Shares requested to be registered pursuant to such registration are included in such registration, the number of Investor Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Investor


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Registrable Shares owned or deemed to be owned with further successive pro rata allocations among the holders of Investor Registrable Shares if any holder of Investor Registrable Shares requests the registration of less Investor Registrable Shares than such holder is entitled to have registered.

     (k) Restrictions on Registrations. The Corporation will not be obligated to effect any Long-Form Registration within six months after the effective date of a previous Long-Form Registration. The Corporation may postpone for up to, but not longer than, three months the filing or the effectiveness of a registration statement for a Management Demand Registration if the Corporation reasonably believes that such Management Demand Registration might have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transactions.

     3. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (other than a Demand Registration or a Management Demand Registration) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice.

     (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell;
(ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, provided that if less than all of such Registrable Shares requested to be included may be included in such opinion of such underwriters, the Corporation shall determine the Registrable Shares which shall be included in such registration in accordance with the following procedures:

      (1) If the number of Management Registrable Shares requested to be included in such registration is more than one-third the number of Investor Registrable Shares requested to be included in such registration,


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

      then the Corporation shall reduce the number of such Management Registrable Shares which shall be included until the first to occur of (a) the number of Registrable Shares to be included equals the number of securities which in the opinion of such underwriters can be included in such registration in addition to the securities proposed to be registered by the Corporation and
      (b) the number of Investor Registrable Shares equals three times the number of Management Registrable Shares; thereafter, if any additional reduction is necessary, it shall be made in accordance with clause (3) below;

      (2) If the number of Investor Registrable Shares requested to be included in such registration is more than three times the number of Management Registrable Shares requested to be included in such registration, then the Corporation shall reduce the number of such Investor Registrable Shares which shall be included until the first to occur of (a) the number of Registrable Shares to be included equals the number of securities which in the opinion of such underwriters can be included in such registration in addition to the securities proposed to be registered by the Corporation and
      (b) the number of Investor Registrable Shares equals three times the number of Management Registrable Shares; thereafter, if any additional reduction is necessary, it shall be made in accordance with clause (3) below;

      (3) If the number of Investor Registrable Shares requested to be included in such registration equals three times the number of Management Registrable Shares requested to be included in such registration and an additional reduction in the number of securities being registered is necessary, then the Corporation shall include in such registration the number of securities which in the opinion of such underwriters can be sold and of such number, 75% shall be Investor Registrable Shares and 25% shall be Management Registrable Shares;

and (iii) third, other securities requested to be included in such registration.

     (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities requested to be included therein by the

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

ESOP if the registration is pursuant to an ESOP Demand Registration, (ii) second, the securities requested to be included therein by the holders requesting such registration if such request is by holders who have demand registration rights granted as permitted hereunder ("Third-Party Holders"),
(iii) third, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, provided that if less than all of such Registrable Shares requested to be included may be included in such opinion of such underwriters, the Corporation shall determine the Registrable Shares which shall be included in such registration in accordance with the following procedures:

           (1) If the number of Management Registrable Shares requested to be included in such registration is more than one-third the number of Investor Registrable Shares requested to be included in such registration, then the Corporation shall reduce the number of such Management Registrable Shares which shall be included until the first to occur of (a) the number of Registrable Shares to be included equals the number of securities which in the opinion of such underwriters can be included in such registration in addition to the securities proposed to be registered by the Third-Party Holders and (b) the number of Investor Registrable Shares equals three times the number of Management Registrable Shares; thereafter, if any additional reduction is necessary, it shall be made in accordance with clause (3) below;

           (2) If the number of Investor Registrable Shares requested to be included in such registration is more than three times the number of Management Registrable Shares requested to be included in such registration, then the Corporation shall reduce the number of such Investor Registrable Shares which shall be included until the first to occur of (a) the number of Registrable Shares to be included equals the number of securities which in the opinion of such underwriters can be included in such registration in addition to the securities proposed to be registered by the Third-Party Holders and (b) the number of Investor Registrable Shares equals three times the number of Management Registrable Shares;
      thereafter, if any additional reduction is necessary, it shall be made in accordance with clause (3) below;

           (3) If the number of Investor Registrable Shares requested to be included in such registration equals three times the number of Management Registrable Shares requested to be included in such registration and an additional reduction in the number of securities being

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
      registered is necessary, then the Corporation shall include in such registration the number of securities which in the opinion of such underwriters can be sold, and of such number, 75% shall be Investor Registrable Shares and 25% shall be Management Registrable Shares;

and (iii) third, other securities requested to be included in such registration.

     (d) Other Registrations. If the Corporation has previously filed a registration statement with respect to Registrable Shares pursuant to paragraph 2 or pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act at the request of any holder or holders of such securities, until a period of 6 months has elapsed from the effective date of such previous registration; provided, however, that if on its own behalf, the Corporation decides to file a registration statement during such period, the rights of the holders of Registrable Shares specified in Section 3 hereof shall apply.

     (e) Overallotment Options. If, in an underwritten registration, an option is granted to the underwriter to purchase securities in excess of the number of securities which the Corporation or any Managers, Warrant Holders, or Investors have registered at the same price as applies to such registration (an "Overallotment Option"), the following shall apply:

      (i) If such registration is an underwritten registration (other than a Demand Registration, Management Demand Registration or ESOP Demand Registration), the Corporation, at the Corporation's option, may elect (a) to sell all or a portion of the securities necessary to satisfy such Overallotment Option, or (b) to allow any stockholder of the Corporation participating in such registration to elect to sell that proportion of any securities necessary to satisfy the Overallotment Option which the Corporation does not wish to sell which his or its securities included in such registration bears to the total number of securities included in such registration by holders of securities; and

      (ii) If such registration is a Demand Registration, Management Demand Registration or ESOP Demand Registration, the holders of the Investor Registrable Shares and Management Registrable Shares whose securities are included in such Demand Registration, Management Demand Registration or ESOP Demand

      Registration, as the case may be, at each such holder's option, may elect to sell the securities necessary to satisfy such Overallotment
      Option in the proportion in which such holder's Investor Registrable Shares or Management Registrable Shares, as the case may be, included in such Demand Registration, Management Demand Registration or ESOP Demand Registration, bears to the total number of securities included in such registration by holders of Registrable Shares; if such holders' elections are not sufficient to satisfy the Overallotment Option, the Corporation may sell the securities necessary to satisfy such option.

           4.   Holdback Agreements.

          (a) Each of the holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 60-day period beginning on the effective date of any underwritten Demand Registration, Management Demand Registration or ESOP Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 60-day period beginning on the effective date of any underwritten Demand Registration, Management Demand Registration or ESOP Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 3% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

           5. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act applicable to the Corporation with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

     (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed provided that such Registrable Shares meet the listing standards and requirements;

     (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

     (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

     (h) make available at reasonable times for inspection by the seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement provided the Corporation has received reasonable written assurances as to the purpose of such inspection and the confidential manner in which such information will be treated, subject to applicable law and judicial process;

     (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

     (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     (k) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such Seller;

     (l) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

     (m) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued unless such stop order relates solely to any action or conduct of a seller of Registrable Shares;

     (n) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation, the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

     (o) at the request of any seller of such Registrable Shares in connection with any underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including, without limiting the generality of the foregoing, opinions to the effect that (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein); (D) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel has no reason to believe that the registration statement, the prospectus, or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein or as to any information supplied by any seller or by any underwriter); (E) the descriptions in the registration statement, the prospectus, or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments are accurate in all material respects; and (F) while such counsel has not verified the accuracy, completeness, or fairness of the statement contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement, the prospectus, or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement, the prospectus, or any amendment or supplement thereto which are not described or filed as required; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statement and other financial data of the Corporation included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     6.   Registration Expenses.

     (a) All expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation to the extent not prohibited by applicable law including the Securities Act and the rules and regulations thereunder. In addition, the Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange on which any shares of common stock are then listed.

     (b) In connection with each Demand Registration, Management Demand Registration and Piggyback Registration effected pursuant to this Agreement, the Corporation will reimburse the holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Shares requested to be registered or, in the event of a Management Demand Registration (which is not pre-empted by a Demand Registration as provided for in Section 2(h)), such counsel shall be chosen by the holders of a majority of the Management Registrable Shares requested to be registered.

     7. Indemnification.

     (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees except as limited by paragraph 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller or any underwriter expressly for use therein or by such seller's or underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such seller or underwriter with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. In connection with an underwritten offering, the underwriters shall be required to agree to indemnify the Corporation, its officers and directors and each Person who controls the Corporation (within the meaning of the Securities Act) to the same extent as the Corporation agrees to indemnify such underwriters in this paragraph 7(a), but only as to statements contained in or omitted from any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto in reliance upon written information furnished to the Corporation by such underwriters for use in the preparation thereof. The reimbursements required by this paragraph 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by paragraph 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees, unless prohibited by law, to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

     8. Compliance with Rule 144. In the event that the Corporation (a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission under the Securities Act, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

     9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The holders of a majority of Investor Registrable Shares requested to be registered will have the right to select the managing underwriters to administer any Demand or Piggyback Registration, subject to the approval of the Corporation of such managing underwriters, which approval will not be unreasonably withheld.

     10. No Inconsistent Agreements. The Corporation will not hereafter enter into any agreement with respect to the distribution of its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

     11. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     12. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation, the holders of at least 66-2/3% of the Investor Registrable Shares then outstanding and the holders of a majority of the Management Registrable Shares then outstanding; provided, however, that no amendment hereto which materially and adversely affects the rights of the Class D Registrable Shares in a way that does not materially and adversely affect the rights of the holders of the other Investor Registrable Shares shall be effective unless, in addition to the foregoing, such amendment shall also have been approved by the holders of at least 66-2/3% of the Class D Registrable Shares then outstanding. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any waiver, permit, consent or approval of any kind or character on the part of Harris Trust and Savings Bank, not individually, but solely as Master Trustee for the Teachers' Retirement System of the State of Illinois ("Harris") permitted or required by the provisions of this Agreement may be made, and evidenced by a writing executed, by Frontenac Company, as agent for Harris.

     13. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement.

    14. Other Registration Rights. Except for the registration rights granted hereunder and under the ESOP Registration Agreement, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least 66-2/3% of the Investor Registrable Shares. Except for registrations pursuant to registration rights granted to the holders of Registrable Shares hereunder or under the ESOP Registration Agreement or to other Persons pursuant to this paragraph 14 or registrations of securities by the Corporation, the Corporation shall not register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least 66-2/3% of the Investor Registrable

Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares without the written consent of the holders of at least 66-2/3% of the Investor Registrable Shares requesting such registration. The Corporation will not include in any Management Demand Registration any securities which are not Registrable Shares without the written consent of the holders of at least 66-2/3% of the Management Registrable Shares requesting such registration.

     The parties hereto hereby consent to the grant of registration rights provided in the ESOP Registration Agreement.

     15. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     16. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     17. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     18. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to the holders of Investor Registrable Shares, to the addresses set forth on the stock record books of the Corporation.

     If to the holders of Management Registrable Shares, to the addresses set forth on the stock record books of the Corporation.

     If to the Corporation, to:

          Marks Bros. Jewelers, Inc.
          155 North Wacker Drive
          Suite 500
          Chicago, Illinois  60606
          Attention:  President

     19. Governing Law. The validity, meaning and effect of this agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

     20. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

     21. Termination of Original Registration Agreement. The Corporation, the Old Investors, the Warrant Holders, the Managers and the Zero Coupon Note Holders hereby agree that this Agreement replaces and supersedes the Registration Agreement and that the Registration Agreement, including the securities registration and other rights granted thereunder, is hereby amended and restated in its entirety by this Agreement.

     22. Initial Public Offering of Common Stock. Each of the parties hereto hereby waives any right of notice to which such party is entitled under the Registration Agreement or this Agreement with respect to the registration of the Corporation's Common Stock under the Securities Act on a Registration Statement on Form S-1 (File No. 333-1794) (the "Registration Statement") in connection with the Corporation's initial public offering of Common Stock, and each of the parties hereto hereby consents to such registration and, except to the extent any such party is registering Registrable Shares under such Registration Statement as reflected in Amendment No. 2 to the Registration Statement (which such registration is deemed to be a Piggyback Registration hereunder with all of the rights coincidental therewith, including with respect to the payment of fees and expenses), each such party hereto hereby waives any rights to registration to which such party is entitled with respect to its Registrable Shares under the Registration Agreement or this Agreement.

     23. Effectiveness. This Agreement shall become effective upon the consummating of the Corporation's initial public offering of Common Stock under its Registration Statement. In the event that such initial public offering is not consummated, this Agreement shall be null and void and of no effect and the Registration Agreement shall continue in full force and effect.


     [BALANCE OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES TO FOLLOW.]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.

                                MARKS BROS. JEWELERS, INC.


                                By:
                                     --------------------------
                                     Executive Vice President,
                                     Finance and Administration,
                                     Treasurer and Secretary



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                               WILLIAM VLAIR VENTURE PARTNERS III
                               LIMITED PARTNERSHIP

                               By: William Blair Venture
                                   Management Company,
                                   its General Partner

                               By:
                                   ----------------------------
                                   a General Partner



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                            FRONTENAC VENTURE V LIMITED
                            PARTNERSHIP


                            By:  Frontenac Company,
                                 its General Partner

                            By:
                               ---------------------------
                               a General Partner



                            FRONTENAC DIVERSIFIED III LIMITED
                            PARTNERSHIP


                            By:  Frontenac Company,
                                 its General Partner


                            By:
                                 ------------------------------
                                 a General Partner




                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                             LEVY CAPITAL PARTNERS I


                             By:
                                 ------------------------------
                                 a General Partner




                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.




                                       --------------------------------
                                       HARVEY PLOTNICK






                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                                 CONTINENTAL ILLINOIS VENTURE
                                 CORPORATION

                                 By:
                                    -------------------------------
                                 Title:
                                       ----------------------------


                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                           -----------------------------------
                           HUGH MARKS PATINKIN


                           -----------------------------------
                           HUGH MARKS PATINKIN, ON BEHALF OF
                           HUGH M. PATINKIN 1994 FAMILY TRUST
                           U/A/D November 18, 1994


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           BENJAMIN PATINKIN U/A/D MAY 4, 1988


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           SHANNON PATINKIN U/A/D MAY 4, 1988


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           JOSHUA PATINKIN U/A/D MAY 4, 1988


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           MAX PATINKIN U/A/D MAY 4, 1988


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           SHANNON PATINKIN U/A/D/
                           JANUARY 1, 1988


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           JOSHUA PATINKIN U/A/D
                           JANUARY 1, 1988


                           -----------------------------------
                           HUGH MARKS PATINKIN, AS TRUSTEE FOR
                           MAX PATINKIN U/A/D
                           JANUARY 1, 1988



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                         -----------------------------------
                         HUGH MARKS PATINKIN, AS TRUSTEE FOR
                         BENJAMIN PATINKIN U/A/D
                         JANUARY 1, 1988


                         -----------------------------------
                         HUGH MARKS PATINKIN, AS TRUSTEE FOR
                         PATINKIN TRUST U/A/D
                         NOVEMBER 18, 1994


                         -----------------------------------
                         A C. PATINKIN, AS TRUSTEE OF
                         HUGH M. PATINKIN 1994 FAMILY
                         TRUST U/A/D November 18, 1994



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                                    -----------------------------------
                                    DOUGLAS MARKS PATINKIN


                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.



                                     -----------------------------------
                                     MATTHEW MARKS PATINKIN


                                     -----------------------------------
                                     MATTHEW MARKS PATINKIN, AS TRUSTEE
                                     FOR ADAM PATINKIN U/A/D MAY 4, 1988


                                     -----------------------------------
                                     MATTHEW MARKS PATINKIN, AS TRUSTEE
                                     FOR JASON PATINKIN U/A/D
                                     MAY 4, 1988


                                     -----------------------------------
                                     MATTHEW MARKS PATINKIN, AS TRUSTEE
                                     FOR LIZA PATINKIN U/A/D
                                     DECEMBER 21, 1990


                                     -----------------------------------
                                     MATTHEW MARKS PATINKIN, AS TRUSTEE
                                     FOR PATINKIN TRUST U/A/D
                                     NOVEMBER 18, 1994


                                     -----------------------------------
                                     MATTHEW MARKS PATINKIN, ON BEHALF
                                     OF MATTHEW M. PATINKIN 1994 FAMILY
                                     TRUST U/A/D DECEMBER 19, 1994


                                     -----------------------------------
                                     ROBIN PATINKIN, AS TRUSTEE FOR
                                     JASON PATINKIN U/A/D JUNE 28, 1988


                                     -----------------------------------
                                     ROBIN PATINKIN, AS TRUSTEE FOR
                                     ADAM PATINKIN U/A/D JUNE 28, 1988


                                     -----------------------------------
                                     ROBIN PATINKIN, AS TRUSTEE FOR
                                     LIZA PATINKIN U/A/D
                                     FEBRUARY 2, 1992



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                                          ------------------------------
                                          ROBIN PATINKIN, AS TRUSTEE FOR
                                          MATTHEW M. PATINKIN 1994 FAMILY
                                          TRUST U/A/D DECEMBER 19, 1994



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                                              -----------------------
                                              NICHOLAS MARKS PATINKIN


                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.



                                             --------------------------------
                                             MARK ALAN PATINKIN


                                             --------------------------------
                                             MARK A. PATINKIN, AS TRUSTEE FOR
                                             ARIEL PATINKIN U/A/D MAY 4, 1988



                                             --------------------------------
                                             MARK A. PATINKIN, AS TRUSTEE FOR
                                             ALEX PATINKIN U/A/D
                                             DECEMBER 16, 1991


                                             --------------------------------
                                             MARK A. PATINKIN, AS TRUSTEE FOR
                                             ZACHARY PATINKIN U/A/D MAY 7, 1994



                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.



                                        ---------------------------------
                                        JOHN R. DESJARDINS


                                        ---------------------------------
                                        JOHN R. DESJARDINS, ON BEHALF OF
                                        JOHN R. DESJARDINS 1995 FAMILY
                                        TRUST U/A/D DECEMBER 28, 1995


                                        ---------------------------------
                                        CHERYL DESJARDINS, AS TRUSTEE FOR
                                        THE JOHN R. DESJARDINS 1995 FAMILY
                                        TRUST U/A/D DECEMBER 28, 1995


                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                                       WINFIELD MARKETING CORPORATION


                                       By:
                                           ------------------------------

                                       TITLE:
                                              ---------------------------


                                       -----------------------------------
                                       PHILLIP J. PATINKIN



                                       -----------------------------------
                                       LYNN PATINKIN



                                       -----------------------------------
                                       KAREN PATINKIN


                         [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.


                                -----------------------------------
                                JOHN R. WILLIS














                          [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.



                                -----------------------------------
                                  AVY H. STEIN












                          [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, this Second Amended and Restated Registration Agreement has been duly executed as of the date first set forth above.




                                        CITIBANK, N.A.



                                        By:  ______________________________
                                        Title:  ___________________________


                                        FIRST BANK NATIONAL ASSOCIATION




                                        By:  ______________________________
                                        Title:  ___________________________


                                        FIRST UNION NATIONAL BANK
                                        OF FLORIDA



                                        By:  ______________________________
                                        Title:  ___________________________


                                        HIBERNIA NATIONAL BANK



                                        By:  ______________________________
                                        Title:  ___________________________

                                   SCHEDULES



     SCHEDULES


         1                   Old Investors

         2                   New Investors

         3                   Warrant Holders

         4                   Managers

         5                   Zero Coupon Note Holders

         6                   Defaults

                                   SCHEDULE 1



     NAME

William Blair Venture Partners
  III Limited Partnership


Frontenac Venture V
  Limited Partnership


Harris Trust and Savings Bank,
not individually, but solely as
Master Trustee for the Teachers'
Retirement System of the State
of Illinois


Levy Capital Partners I


Harvey Plotnick

                                   SCHEDULE 2

     NAME

William Blair Venture Partners
  III Limited Partnership

Harris Trust and Savings Bank,
not individually, but solely as
Master Trustee for the Teachers'
Retirement System of the State
of Illinois

Continental Illinois Venture Corporation

Hugh Marks Patinkin on behalf of
the Hugh M. Patinkin 1994 Family
Trust U/A/D November 18, 1994
(as successor in interest to
Hugh M. Patinkin)

Sheila C. Patinkin, as trustee for
the Hugh M. Patinkin 1994 Family
Trust U/A/D November 18, 1994
(as successor in interest to
Hugh M. Patinkin)

Douglas Marks Patinkin

Matthew Marks Patinkin

Nicholas Marks Patinkin

Mark Alan Patinkin

Phillip J. Patinkin (as successor
in interest to Winfield Marketing
Corporation)

Lynn Patinkin (as successor
in interest to Winfield Marketing
Corporation)

Karen Patinkin (as successor
in interest to Winfield Marketing
Corporation)

John Desjardins

John R. Willis

Avy H. Stein

                                   SCHEDULE 3



     NAME

Harris Trust and Savings Bank,
not individually, but solely as
Master Trustee for the Teachers'
Retirement System of the State
of Illinois

                                   SCHEDULE 4



     NAME

Hugh Marks Patinkin

Douglas Marks Patinkin

Matthew Marks Patinkin

John Desjardins

Mark Alan Patinkin

Nicholas Marks Patinkin

Hugh Marks Patinkin, as trustee for Benjamin Patinkin U/A/D May 4, 1988

Hugh Marks Patinkin, as trustee for Shannon Patinkin U/A/D May 4, 1988

Hugh Marks Patinkin, as trustee for Joshua Patinkin U/A/D May 4, 1988

Hugh Marks Patinkin, as trustee for Max Patinkin U/A/D May 4, 1988

Mark A. Patinkin, as trustee for Ariel Patinkin U/A/D May 4, 1988

Matthew Marks Patinkin, as trustee for Adam Patinkin U/A/D May 4, 1988

Matthew Marks Patinkin, as trustee for Jason Patinkin U/A/D May 4, 1988

Robin Patinkin, as trustee for Jason Patinkin U/A/D June 28, 1988

Robin Patinkin, as trustee for Adam Patinkin U/A/D June 28, 1988

Hugh Marks Patinkin, as trustee for Shannon Patinkin U/A/D January 1, 1988

Hugh Marks Patinkin, as trustee for Joshua Patinkin U/A/D January 1, 1988

Hugh Marks Patinkin, as trustee for Max Patinkin U/A/D January 1, 1988

Hugh Marks Patinkin, as trustee for Benjamin Patinkin U/A/D January 1, 1988

Mark A. Patinkin, as trustee for Alex Patinkin U/A/D December 16, 1991

Matthew Marks Patinkin, as trustee for Liza Patinkin U/A/D December 21, 1990

Robin Patinkin, as Trustee for Liza Patinkin U/A/D February 2, 1992

Mark A. Patinkin, as Trustee for Zachary Patinkin U/A/D May 7, 1994

Hugh Marks Patinkin, as Trustee for Patinkin Trust U/A/D November 18, 1994

Matthew Marks Patinkin, as Trustee for Patinkin Trust U/A/D November 18, 1994

Hugh Marks Patinkin, on behalf of Hugh M. Patinkin 1994 Family Trust U/A/D November 18, 1994

Matthew Marks Patinkin, on behalf of Matthew M. Patinkin 1994 Family Trust U/A/D December 19, 1994

John R. Desjardins, on behalf of John R. Desjardins 1995 Family Trust U/A/D December 29, 1995

Sheila C. Patinkin, as Trustee of the Hugh M. Patinkin 1994 Family Trust U/A/D November 18, 1994

Robin Patinkin, as Trustee of the Matthew M. Patinkin 1994 Family Trust U/A/D November 18, 1994

Cheryl Desjardins, as Trustee of the John R. Desjardins 1995 Family Trust U/A/D December 28, 1995

                                   SCHEDULE 5



     NAME

Citibank, N.A.

First Bank National Association

Hibernia National Bank

First Union National Bank of Florida